[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
NOVATION, AMENDMENT, AND
RESTATEMENT OF LICENSE AGREEMENT

Effective June 1, 2023 (the “Effective Date”), Research Corporation Technologies, Inc., a Delaware nonprofit corporation with offices at 6440 North Swan Road, Suite 200, Tucson, Arizona 85718 U.S.A. (“RCT”), Merck KGaA, a German registered limited partnership, with its registered office at Frankfurter Strasse 250, 64293 Darmstadt, Germany (“MKDG”), and MoonLake Immunotherapeutics AG, a corporation organized under the laws of Switzerland, having a place of business at Dorfstrasse 29, 6300 Zug, Switzerland (“Licensee”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, enter into this Novation, Amendment, and Restatement of License Agreement (this “A&R Agreement”):

RECITALS

A.    RCT granted Ablynx N.V., a Belgian corporation (“Ablynx”), a license made effective May 20, 2010 to use RCT’s Pichia pastoris technology as provided therein.

B. MKDG and Ablynx entered into that certain agreement made effective October 8, 2010 for joint discovery and development, under which MKDG and Ablynx jointly discovered and developed the NANOBODY PRODUCT, and, in furtherance of the joint development of the NANOBODY PRODUCT, Ablynx and MKDG also entered into that certain Sublicense Agreement made effective August 8, 2017 (the “Superseded Sublicense Agreement”).

C. MKDG and RCT entered into that certain License Agreement dated April 15, 2021 (the “Original License Agreement”), which is attached hereto as EXHIBIT A and superseded and replaced the Superseded Sublicense Agreement, pursuant to which RCT granted MKDG a license to use RCT’s Pichia pastoris technology as provided therein.

D. In exercise of its license under the Original License Agreement, MKDG developed or possessed certain EXPRESSION SYSTEMS directed to the production of a NANOBODY PRODUCT, [***].

E. MKDG no longer desires to continue as the licensee under the Original License Agreement, or be subject to the obligations and liabilities under the Original License Agreement (except for those obligations and liabilities thereunder that arose prior to the Effective Date or that, by the terms of the Original License Agreement, survive).

F. Licensee desires to succeed, and be substituted for, MKDG as the licensee under the Original License Agreement, and assume MKDG’s rights and obligations thereunder.

G. Accordingly, the parties: (a) hereby amend and restate the Original License Agreement in its entirety as provided in this A&R Agreement; and (b) desire to novate the Original License Agreement (as amended and restated hereby) upon the full execution and delivery of this A&R Agreement and subject to the terms and conditions set forth herein, such that Licensee is substituted for MKDG under the Original License Agreement (as amended and restated hereby) for all purposes, and MKDG concurrently relinquishes and disclaims all licenses and rights granted to it under the Original License Agreement.

1. DEFINITIONS

1.1. "HOST STRAINS" means the strains of Pichia pastoris listed in Schedule 1, and any strains DERIVED in any manner from the strains listed in Schedule 1 or DERIVED using materials, samples or information provided to Licensee by, or on behalf of, [***].

    1.2. "EXPRESSION VECTORS" means the vectors listed in Schedule 2, and any vectors DERIVED in any manner from the vectors listed in Schedule 2 or DERIVED using materials, samples or information provided to Licensee by, or on behalf of, [***].

    1.3. "EXPRESSION SYSTEM" means each of the following: (a) a HOST STRAIN; (b) an EXPRESSION VECTOR; (c) each combination of the materials described in clauses (a) and (b) immediately preceding; (d)

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
DERIVATIVES of the materials described in clauses (a), (b), or (c) immediately preceding; and (e) any of the materials described in clauses (a), (b), (c) or (d) immediately preceding which are provided to Licensee by, or on behalf of, [***]. Schedule 3 describes the EXPRESSION SYSTEMS provided to Licensee by [***].

1.4 “DERIVATIVE” is given its broadest possible meaning within the biological arts and includes, as appropriate, progeny, clones, transformations, transcriptions, modifications (chemical, biological and structural), substitutions, deletions, additions, combinations, extractions and any biological materials made with the benefit or use of a pre-existing material.

1.5 "NANOBODY PRODUCT" means [***]. A NANOBODY PRODUCT containing the same NANOBODY active ingredient(s) as another NANOBODY PRODUCT is a separate and distinct NANOBODY PRODUCT from such other NANOBODY PRODUCT for purposes of determining royalties and royalty terms under this A&R Agreement if the first form of NANOBODY PRODUCT is labeled for use or sale via a route of administration (e.g. intravenous, subcutaneous, intrathecal, intravitreal, inhalation, intranasal, oral (p.o.), topical ophthalmic, topical otic, topical dermal, etc.) that is different from that of the second form of NANOBODY PRODUCT. Wherever possible, in determining the active ingredient of a NANOBODY PRODUCT, reference must be made to the active ingredient mentioned in the marketing authorization granted by a competent regulatory authority authorizing the marketing and sale of the relevant NANOBODY PRODUCT on the market in the relevant country or countries.

1.6. "RCT EXPRESSION TECHNOLOGY" means, collectively, HOST STRAINS, EXPRESSION VECTORS, and EXPRESSION SYSTEMS, and the technology and know-how owned or controlled by RCT that relate to the construction of HOST STRAINS, EXPRESSION VECTORS, and EXPRESSION SYSTEMS, and their use in the production of NANOBODY PRODUCT.

1.7. "LICENSEE PRODUCT TECHNOLOGY" means:

1.to the extent the following are obtained wholly apart from, and not DERIVED in any way from, a HOST STRAIN, EXPRESSION VECTOR, or EXPRESSION SYSTEM: (i) proprietary genes or genetic elements encoding the NANOBODY PRODUCT and the protein, substance or material encoded thereby which protein, substance or material is owned by or licensed to Licensee or its AFFILIATES; (ii) genetic elements useful in enhancing the production of the NANOBODY PRODUCT in an EXPRESSION SYSTEM; and (iii) genetic elements useful in the construction, transformation, or selection of an EXPRESSION SYSTEM;

2.the NANOBODY PRODUCT (whether in BULK PRODUCT FORM or in FINAL PRODUCT FORM) produced by or on behalf of Licensee or its AFFILIATES under or in connection with this A&R Agreement; and

3.all information and other process know-how of Licensee or its AFFILIATE wholly apart from, and not based on or developed in reference to, RCT EXPRESSION TECHNOLOGY that Licensee employs in the production of the NANOBODY PRODUCT, or in the induction, fermentation, design, preparation, or scale-up/out of an EXPRESSION SYSTEM.

1.8. "LICENSEE PATENT RIGHTS" means: (a) all patent applications, including any continuation (in whole or in part) or divisional applications, filed by Licensee or its AFFILIATES, and owned or controlled by Licensee or its AFFILIATES exclusively claiming LICENSEE PRODUCT TECHNOLOGY; and (b) all patents issued or that may issue on such patent applications, and any and all reissues, reexaminations, and extensions thereof.

1.9. “NET SALES” means the gross amounts invoiced by or on behalf of Licensee, its AFFILIATES or its Sublicensees (as defined below) for sales [***]. The sale or transfer of a NANOBODY PRODUCT by Licensee, its AFFILIATES, or its Sublicensees to another of those entities for resale are not, and are not deemed, a sale for purposes of this definition of “NET SALES” and such sales or transfers do not, and will not constitute, a first sale of that NANOBODY PRODUCT under this A&R Agreement. Transfers or dispositions of a NANOBODY PRODUCT at fully allocated production costs or less with no profit: (a) [***]; (b) [***]; (c) [***]; or (d) [***]; [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.10. “PERMITTED DEDUCTIONS” means:

(a) [***];

(b) [***];

(c) [***];

(d) [***];

(e) [***];

(f) [***]; and

(g) [***].

[***]

1.11. "CALENDAR QUARTER" means any period of 3 consecutive months beginning on each of January 1, April 1, July 1, and October 1 of each calendar year.

1.12. "AFFILIATE" means, with respect to any entity, any other entity which directly or indirectly controls, is controlled by, or is under common control with, such entity. For purposes of this definition, "control" means the right to cast, or the right to direct the casting of, at least 50% of the votes at a meeting of such entity's owners.

1.13. “MANUFACTURING PROCESS” means a [***].

2. TRANSFER OF RCT EXPRESSION TECHNOLOGY. RCT hereby authorizes [***], and in accordance with, this A&R Agreement. Licensee confirms that it will accept from [***] only as licensed under this A&R Agreement. RCT has no obligation under this A&R Agreement to provide any other biological materials or information.

3. GRANT OF LICENSES TO LICENSEE; LIMITED RIGHT TO GRANT SUBLICENSES.

3.1. RCT hereby grants to Licensee a nonexclusive, nontransferable (except as provided in Article 12) worldwide license:

(a)    to use the EXPRESSION SYSTEM and RCT EXPRESSION TECHNOLOGY to develop, scale-up, and otherwise optimize from time to time a MANUFACTURING PROCESS;

(b)    to use the EXPRESSION SYSTEM and the RCT EXPRESSION TECHNOLOGY in a MANUFACTURING PROCESS to produce NANOBODY PRODUCTS and only NANOBODY PRODUCTS, but not to have NANOBODY PRODUCTS produced or made by any third party except as provided in Paragraphs 3.4 and 3.5; and

(c)    to use, sell, offer to sell, and import the thus-produced NANOBODY PRODUCT,

subject to the limitations identified below (the “License”). The License includes neither a license to provide contract research to any third party nor a license to do contract manufacturing for any third party that has not been granted a license to use the EXPRESSION SYSTEM. Licensee covenants not to provide contract research to any third party nor do contract manufacturing for any third party that has not been granted a license to use the EXPRESSION SYSTEM. "Contract research" is the performing of services for a third party in which Licensee uses any HOST STRAIN, EXPRESSION VECTOR, or EXPRESSION SYSTEM to produce any substance for administration to, or

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
testing in, humans. "Contract manufacturing" is the manufacture of any substance under a contract for a third party other than a Sublicensee for sale by that third party or any other third party.

3.2. As between RCT and Licensee, RCT owns all right, title and interest in and to the RCT EXPRESSION TECHNOLOGY, including all RCT EXPRESSION TECHNOLOGY comprising, integrated with, or embodied in MANUFACTURING PROCESS. As between RCT and Licensee, Licensee [***], without further obligation to RCT under this A&R Agreement, but subject to RCT’s license and rights under Paragraph 3.3. Licensee has no obligation to disclose or transfer any LICENSEE PRODUCT TECHNOLOGY to RCT. Licensee may, in its sole discretion and expense, file LICENSEE PATENT RIGHTS.

3.3. Licensee [***], but recognizes that RCT has a legitimate business interest in ensuring that any LICENSEE PATENT RIGHTS [***]. For this reason, Licensee herewith grants to RCT [***]. RCT accepts the foregoing license with the understanding that Licensee has no obligation [***]. RCT will provide to Licensee written notice of [***]. Neither RCT nor any RCT sublicensee has any right to enforce or assert the LICENSEE PATENT RIGHTS without [***]. For the avoidance of doubt, it is agreed between the Parties that nothing in this A&R Agreement encumbers Licensee’s right to grant to any third party exclusive rights and licenses under Licensee‘s patents only to make, have made, research, develop and commercialize a NANOBODY PRODUCT.

3.4. Subject to RCT’s prior written consent to the extent required below, Licensee has the right to grant to third parties (each, a “Sublicensee”) a non-assignable sublicense under the License no greater in scope than that expressly provided under the License (each, a “Sublicense”). Each Sublicense must be consistent with the terms of this A&R Agreement and will require such Sublicensee to comply with all applicable terms of this A&R Agreement. Licensee’s right and power to grant a Sublicense is only in effect while the License is in effect and while Licensee is not in material breach of this A&R Agreement. Except as otherwise provided below, each Sublicensee may grant [***]. The actions of each Sublicensee under a Sublicense, including [***], are deemed to be the actions of Licensee under this A&R Agreement, and Licensee is responsible and liable to RCT for complying with any obligations in this A&R Agreement based on activities of each Sublicensee under each Sublicense (including without limitation each [***]), including paying to [***]. If Licensee desires to grant a Sublicense to any third party other than its AFFILIATE, or [***], Licensee or the Sublicensee, as the case may be, must [***]. No Sublicense of any degree may be granted to any Sublicensee that is not in compliance with all applicable anti-corruption laws or is disbarred, or subject to any proceeding that may lead to disbarment, by the United States Food and Drug Administration (the “FDA”) or the corresponding regulatory authority of any other country (with the FDA, a “Regulatory Authority”).

3.5. [***].

4. PAYMENTS

4.1. Upon execution and delivery of this Agreement, Licensee must pay to RCT a license issue fee of $[***]. The license issue fee is non-refundable and non-creditable against any other amounts due under this Agreement.

4.2. Licensee must pay RCT an earned royalty equal to [***]% of the NET SALES of NANOBODY PRODUCTS made by or for Licensee, its AFFILIATES, or any Sublicensee during the Royalty Term. Earned royalty payments for Licensee's, its AFFILIATES’, and each Sublicensee’s sales in a given CALENDAR QUARTER must be paid on or before the date [***] after the end of that CALENDAR QUARTER. The “Royalty Term” will be determined on a NANOBODY PRODUCT-BY-NANOBODY PRODUCT and country-by-country basis and, for each country and each NANOBODY PRODUCT, will begin on the date of first sale of each NANOBODY PRODUCT in that country and continue for [***] thereafter.
4.3. Licensee must pay to RCT a [***] royalty of $[***] during the term of this A&R Agreement. The [***] royalty must be paid on [***] royalties for subsequent years will accrue and be payable on each and every successive [***] on which this A&R Agreement is in effect. Licensee may credit the [***] royalty payment made against the amount of the earned royalties payable by Licensee to RCT in the same calendar year under this A&R Agreement. No earned royalties paid for any calendar year in excess of [***] royalties are creditable against any [***] royalty payment or earned royalties due in any other calendar year.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

4.4. All payments due hereunder are expressed in and must be paid in United States of America currency by wire transfer, without deduction of exchange, collection or other charges to: RESEARCH CORPORATION TECHNOLOGIES, INC., [***]; or to the account of RCT at such other bank as RCT may from time to time designate to Licensee in writing. If the amount is less than [***], Licensee may elect to pay by company check, instead of wire transfer, to the address shown in Paragraph 16.

4.5. If Licensee fails to make any payment required under this A&R Agreement on or before the date [***] after Licensee's receipt of RCT's written notice of that failure, Licensee must pay interest on the unpaid amount at an annual rate equal to the prime rate, as quoted by Wells Fargo Bank, N.A., plus [***], which interest will accrue on the entire, unpaid amount from the date the payment not timely made became due until the date payment is made in full. [***]. If such rate exceeds the rate allowed by applicable law, then the highest rate allowed by law applies. Any payments received from Licensee by RCT must be applied first to any unpaid, accrued interest and then to the satisfaction of any unpaid principal.

4.6. [***].

4.7. [***]. Each party will satisfy all material and formal conditions required under applicable tax law to allow for a refund of indirect taxes paid hereunder to the extent a refund is available under applicable tax law.

5. REPORTS, RECORDS AND INSPECTION

5.1. On or before the date [***] after the end of the CALENDAR QUARTER in which the first sale of a NANOBODY PRODUCT occurs, and on or before each [***] of each calendar year thereafter during the term of this A&R Agreement, Licensee must provide to RCT a true and complete written report setting forth the following items as they pertain to the CALENDAR QUARTER just ended:

(a) [***];

(b) [***];

(c) [***];

(d) [***];

(e) [***]; and

(f) [***].

[***]. Licensee must require its AFFILIATES and each Sublicensee to make appropriate reports to Licensee to enable Licensee to comply with this Paragraph.

5.2. Licensee must keep and maintain complete and accurate books and records in accordance with generally accepted accounting principles sufficient to enable RCT to determine the monies payable to RCT by Licensee under this A&R Agreement. Licensee must retain those records for [***] after the end of the reporting period to which they pertain. Not more than once per calendar year, upon [***] written notice from RCT to Licensee, Licensee must make such records available at the location where such records are customarily kept by Licensee for inspection and copying by an independent certified public accountant appointed by RCT and reasonably acceptable to Licensee, at any reasonable time during normal business hours, to the extent necessary for RCT to verify the records and payments due under this A&R Agreement. The books and records in respect of a given CALENDAR QUARTER may only be audited once, unless the sales and royalty reports in respect of which the audit is performed are found by the auditors not to be accurate and correct, in which case the records may be audited again until such time that the auditors find that the relevant sales and royalty reports (as amended based on the outcome of the audit) are accurate and correct. Apart from disclosure to RCT as permitted below, the auditors must retain all information, and all copies of documents, obtained in the course of the audit in the strictest confidence. The auditors may disclose to RCT in

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
reasonable detail the auditors’ determination of the amounts properly reported under Paragraph 5.1, whether there is any discrepancy between those amounts and the amounts reported by Licensee, and the reasons for any discrepancy. RCT must bear the cost of the audit, unless the auditor finds that royalties for any CALENDAR QUARTER have been underpaid by more than [***] in which case Licensee must reimburse RCT for all reasonable costs incurred by RCT in connection with the audit within [***] after Licensee’s receipt from RCT of the invoice for that audit. Licensee must require its AFFILIATES and each Sublicensee to keep such books and records to enable Licensee to comply with this Paragraph. Licensee must require its AFFILIATES and each Sublicensee to permit RCT’s auditors to inspect the books and records of such AFFILIATES and each Sublicense as provided under this Paragraph.

5.3. For [***] after the date of the termination or expiration of this A&R Agreement, RCT must maintain the confidentiality of Licensee's information received or obtained from Licensee under this A&R Agreement through the Paragraph 5.1 report or through RCT’s audit under Paragraph 5.2. RCT's obligations under this Paragraph do not apply to Licensee's information that, as evidenced by contemporaneous written records:

(a) at the time of disclosure is or thereafter becomes available to the public through no fault of RCT;

(b) was known to, or was otherwise in the possession of, RCT or its AFFILIATE before the receipt of that information from Licensee;

(c) is obtained by RCT or its AFFILIATE from a source other than Licensee, and other than one who would be breaching a commitment of confidentiality to Licensee by disclosing it; or

(d) is developed by RCT or its AFFILIATE independently of any disclosure made under this A&R Agreement.

6. SECRECY.

6.1. Except as expressly provided below, Licensee:

(a) must treat all samples and materials comprising RCT EXPRESSION TECHNOLOGY, including the HOST STRAINS, EXPRESSION VECTORS, and EXPRESSION SYSTEMS, and provided to it by, or on behalf of, RCT, its AFFILIATE, [***], or any other licensee of RCT, (collectively, the “Materials”) as strictly confidential and may not divulge, distribute or provide any of the Materials to any third party, except as provided below; and

(b) may not use, and hereby covenants not to use, any of the Materials except as expressly authorized under this A&R Agreement.

Licensee may transfer HOST STRAINS, EXPRESSION VECTORS, and EXPRESSION SYSTEMS to a Sublicensee and an approved CMO under the applicable Sublicense, subject to obligations of confidentiality and limited use at least as restrictive as those set forth herein, including in Paragraph 6.1(a) and (b) above. [***]. [***]. No permitted transferee under this Paragraph may further transfer the Materials [***].

    6.2. Each party hereto must maintain the confidentiality of any written or electronic information (including the terms and conditions of this A&R Agreement) disclosed to it by another party hereto and not disclose it to any third party, except such party’s agents and employees on a need-to-know basis, each of which are bound by confidentiality obligations at least as restrictive as in this Paragraph. The foregoing confidentiality obligation does not apply to information that: (a) at the time of the disclosing party’s disclosure, is available to the public through no fault of the receiving party; (b) as shown by written records, was lawfully known to, or was otherwise lawfully in the possession of, the receiving party before the receiving party received that information from the disclosing party or its agent; (c) is obtained by the receiving party from a source other than the disclosing party or its agent, without breaching any obligation of confidentiality to the disclosing party; or (d) is developed by the receiving party independently of any disclosure made under this A&R Agreement. Upon termination of this A&R Agreement under Paragraph 10.2 or 10.3, the receiving party must destroy, or return to the disclosing party, all copies of information in written or electronic form, except for one copy that the receiving party may retain in its legal department to ensure its continued compliance with this Paragraph. Notwithstanding the above obligations of confidentiality and non-use,

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
a receiving party may disclose confidential information of the disclosing party to the extent that such disclosure is reasonably necessary in connection with:

1.complying with applicable laws (including securities law and the rules of any securities exchange or market on which a party’s securities are or may in the future be listed or traded) or court order, if in the reasonable opinion of such receiving party’s counsel, such disclosure is necessary for such compliance. Except where prohibited by law, such receiving party must give the disclosing party reasonable advance written notice of such required disclosure and provide a copy of any applicable subpoena or order. on a sufficiently timely basis so as to afford such disclosing party a reasonable opportunity to oppose, limit, or secure confidential treatment for such required disclosure. In making any such required disclosure: (i) such receiving party may disclose only that portion of the confidential information of such disclosing party that such receiving party is legally required to disclose;, (ii) such confidential information may only be used for the purposes for which the order was issued or such disclosure was required by applicable law; and (iii) such receiving party must endeavor to obtain confidential treatment of economic, trade secret information, and such other information as may be requested by the disclosing party. Such receiving party must provide the disclosing party with the proposed confidential treatment request under clause (iii) immediately preceding with reasonable time for such disclosing party to provide comments, and must include in such confidential treatment request all reasonable comments of the disclosing party;

2.disclosure, in connection with the performance of this A&R Agreement and solely on a “need to know basis”, to the receiving party’s AFFILIATES, existing or potential collaborators (including existing or potential co-marketing and co-promotion contractors), research collaborators, employees, consultants, or agents, each of whom prior to disclosure must be bound by written obligations of confidentiality and non-use no less restrictive than the obligations set forth in this Paragraph 6.2, which agreement must exclude any permitted disclosures under Paragraph 6.2(c). In connection with any such permitted disclosure, such receiving party is principally responsible for any failure by any person receiving confidential information pursuant to this Paragraph 6.2(b) to treat such confidential information as required under this Paragraph 6.2; and

3.disclosure made by such receiving party to existing or potential acquirers, merger candidates, Sublicensees, investment bankers, public and private sources of funding, existing or potential investors, venture capital firms or other financial institutions or investors for purposes of obtaining financing or in connection with an acquisition, merger, Sublicense or similar transaction, provided that such receiving party has secured an agreement from any such third party to be bound by obligations of confidentiality and restrictions on use of confidential information that are no less restrictive than the obligations set forth in this Paragraph 6.2.

7. LIMITATION OF LIABILITY; INDEMNITY.

    7.1. Except for RCT’s or its employees’ gross negligence or willful misconduct, RCT is not liable to Licensee or any of its AFFILIATES for damages, whether direct, indirect, consequential, or otherwise, arising out of Licensee’s, or its AFFILIATES’ use of RCT EXPRESSION TECHNOLOGY or any of the Materials licensed or supplied hereunder, or of any NANOBODY PRODUCT made with the use or benefit of the RCT EXPRESSION TECHNOLOGY. RCT is not liable, and Licensee hereby waives any claim, for lost or prospective profits or special or consequential damages, whether or not RCT has been advised of the possibility of such damages, nor for any claim based on a claim by a third party against any of Licensee or its AFFILIATES.

7.2. Recognizing that RCT will have no control of the activities of Licensee or its AFFILIATES under this A&R Agreement, Licensee agrees, for the term of this A&R Agreement and for [***] thereafter, to indemnify and hold harmless RCT and all its AFFILIATES and their respective directors, officers and employees (collectively, the “Indemnitees”), from and against any and all third-party claims, demands, and actions, and resulting liabilities, judgments, costs and expenses of whatever kind, whether based on contract, negligence, strict liability, or statutory liability, including reasonable attorneys' fees and cost of defense arising out of or related in any way to the production or sale of NANOBODY PRODUCT under this A&R Agreement. RCT must promptly notify Licensee of any such claims in which it intends to invoke Licensee’s foregoing obligations, although failure to promptly notify Licensee will not excuse any of Licensee’s obligation hereunder to the extent Licensee is not materially prejudiced in the defense thereof by any such delay. RCT will, and will cause its employees to, cooperate fully with Licensee and its legal representatives in the investigation and defense of any action, claim or liability covered by this

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
indemnification. The foregoing indemnity does not apply to the extent any liability is attributable solely to the negligence or willful misconduct of RCT in connection with the production or sale of such NANOBODY PRODUCT.

    7.3. During the term of this A&R Agreement, and for [***] thereafter, Licensee must obtain and maintain in force, at its sole cost and expense, insurance (including any self-insured arrangements, which will be permissible so long as Licensee has net assets in excess of [***]) in types and amounts, that are reasonable and customary in the United States pharmaceutical and biotechnology industry for companies engaged in comparable activities. Upon written request, Licensee must furnish RCT with a certificates of insurance evidencing coverage. The requirements of this Paragraph survive termination of this A&R Agreement.

8. REPRESENTATIONS AND WARRANTIES.

     8.1. Nothing contained in this A&R Agreement may be construed as a representation or warranty that any the HOST STRAINS, EXPRESSION VECTORS, EXPRESSION SYSTEMS, or RCT EXPRESSION TECHNOLOGY or their use does not infringe any third-party patent. RCT warrants that it is the owner of the RCT EXPRESSION TECHNOLOGY licensed hereunder and that it has the right to grant the License. RCT makes no other warranties, express or implied, all of which are hereby expressly disclaimed.
    8.2. Licensee represents and warrants that, as of the Effective Date, to the best of its knowledge, it is in compliance with applicable anti-corruption laws and is not disbarred, or subject to any proceeding that may lead to disbarment, by the FDA or any other Regulatory Authority.

    8.3. MKDG hereby represents and warrants that it has not: (a) granted any Sublicense under the Original License Agreement to any AFFILIATE of MKDG, [***], and its AFFILIATES), or any other third party, except for the HOST STRAINS, EXPRESSION VECTORS, EXPRESSION SYSTEMS, DERIVATIVES thereof, and RCT EXPRESSION TECHNOLOGY transferred to Licensee under Paragraph 2 above, transferred or otherwise provided any HOST STRAINS, EXPRESSION VECTORS, EXPRESSION SYSTEMS, DERIVATIVES thereof, or EXPRESSION TECHNOLOGY to any third party; (b) sold any NANOBODY PRODUCT under the Original License Agreement; or (c) filed any LICENSEE PATENT RIGHTS, nor does it have plans to do so as of the Effective Date of this A&R Agreement. MKDG covenants that it will transfer and provide to Licensee the HOST STRAINS, EXPRESSION VECTORS, EXPRESSION SYSTEMS, DERIVATIVES thereof, and RCT EXPRESSION TECHNOLOGY, within the contemplation of Paragraph 2 above and, promptly after that transfer, it will destroy all HOST STRAINS, EXPRESSION VECTORS, and EXPRESSION SYSTEMS (as those terms are defined in the Original License Agreement) received by MKDG under the Original License Agreement and not so transferred, such that, after compliance with its covenants hereunder, MKDG will no longer possess any of the same, except for [***] of HOST STRAINS, EXPRESSION VECTORS, and EXPRESSION SYSTEMS which MKDG will hold subject to its continuing obligations of Secrecy under the Original License Agreement, and for the sole benefit of LICENSEE solely for purposes of mitigating the risk of loss of the foregoing in the course of manufacturing the NANOBODY PRODUCT.

    8.4. Each party (the “R&W Party”) represents and warrants to the other parties that: (a) it has the full power and authority to enter into, deliver, and perform its obligations under, and carry out, this A&R Agreement; (b) the person executing this A&R Agreement on behalf of the R&W Party has been duly authorized to do so, and such person has duly signed and delivered this A&R Agreement; (c) this A&R Agreement constitutes a legal, valid, and binding agreement of the R&W Party enforceable in accordance with its terms; (d) all action required of the R&W Party to be taken to authorize, execute, deliver and perform under this A&R Agreement has been taken and no further approval of any governing person or body of the R&W Party is necessary to consummate this A&R Agreement; and (e) it will comply with all applicable laws, and exercise its good faith, in performing under this A&R Agreement.

9. FORCE MAJEURE. No failure or omission by any party in the performance under this A&R Agreement, other than payment of amounts due hereunder, constitutes a breach of this A&R Agreement or creates any liability if: (a) the failure or omission arises from a cause beyond the control of the party in question; and (b) steps that could be taken to mitigate or eliminate the cause of the failure or omission were not reasonably foreseeable or were not reasonably available or commercially practicable, and is not caused or exacerbated by the negligence of the non-performing party. Causes falling within clause (a) above include: acts of God; acts or omissions of any government or any agency thereof; compliance with any governmental authority or any officer, department, agency or

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
instrumentality thereof; fire; storm; flood; earthquake; accident; acts of the public enemy; war, declared or undeclared; rebellion; insurrection; riot; sabotage; invasion; quarantine restrictions; strike; lockout; disputes or differences with workmen; transportation embargoes or delays in transportation. In that event, the non-performing party must give the other party prompt written notice upon discovery and use all reasonable efforts to continue to so perform or cure.

10. TERM AND TERMINATION

    10.1. Unless earlier terminated as hereinafter provided, this A&R Agreement becomes effective on the Effective Date and expires [***], in which event Licensee may retain and use all LICENSEE PRODUCT TECHNOLOGY (including [***]) for the sole purpose of exercising its rights under the License. For the avoidance of doubt, the term of this A&R Agreement and the License do not expire, and Licensee’s obligations to make any payments under Article 4 continue: (a) in each country in which the given NANOBODY PRODUCT has not been sold for at least 10 years from the date of first sale in such country; and (b) in each country for all other NANOBODY PRODUCTS that have not been sold for at least 10 years from the date of first sale in such country.

10.2. Licensee may terminate this A&R Agreement at any time by giving RCT [***] written notice of Licensee's election to terminate this A&R Agreement, subject to Paragraph 10.4 below.

    10.3. If a party breaches this A&R Agreement, the other party may provide written notice to the breaching party of that breach, in which case the breaching party will have [***] after the date of that written notice to correct or cure the noticed breach. If the breach is not timely corrected or cured, the other party may, at its option and by written notice given to the breaching party, cancel and terminate this entire A&R Agreement and the licenses granted hereunder, including the licenses extended to Licensee’s AFFILIATES and the Sublicense, in addition to any available remedies at law or equity.

    10.4. Upon termination or expiration of this A&R Agreement under either Paragraph 10.2 or 10.3, Licensee must promptly (and in any event, in less than [***]) destroy all HOST STRAINS, EXPRESSION VECTORS, and EXPRESSION SYSTEMS [***]. The foregoing does not oblige Licensee to destroy, transfer, or provide to RCT any LICENSEE PRODUCT TECHNOLOGY [***].

    10.5. Termination of this A&R Agreement does not constitute a termination or a waiver of any rights of either party against the other party accruing at or before the time of termination, nor terminate or waive either party's continuing obligations hereunder. Licensee's obligations to pay any amount payable to RCT under this A&R Agreement, to report and pay royalties to RCT as to any NANOBODY PRODUCT made before expiration or earlier termination of this A&R Agreement (even if sold or imported after the expiration or earlier termination of this A&R Agreement), survives termination or expiration. In addition to any provision of this A&R Agreement that expressly provides for acts or obligations to continue beyond expiration or earlier termination of this A&R Agreement, Articles 6 ("Secrecy"), 8 ("Representations and Warranties"), 11 (“Complete Agreement”); 12 (“Waivers and Modifications"), 14 (“Law”), 15 ("Validity; Severability"), 16 (“Notice Addresses; Computation of Time”), 17 (“Independent Contractors”), 18 (“Use of Name”), 19 (“No Further License”), 20 (“Dispute Resolution”), 21 (“Rules of Interpretation”), 23 (“No Third-Party Beneficiaries”) and 24 (“Novation and Substitution”), and Paragraphs 3.2, 7.1, 10.4, and 10.5 survive the expiration or earlier termination of this A&R Agreement in perpetuity, and Article 5 ("Reports, Records and Inspection") and Paragraphs 7.2 and 7.3 survive for the pertinent time periods provided therein that run after expiration or earlier termination of this A&R Agreement. The surviving provisions of the Original License Agreement continue to survive with respect to MKDG, and MKDG will continue to be subject to, and must abide by, the surviving provisions of the Original License Agreement as stated therein before the amendment and novation effected by this A&R Agreement.

11. COMPLETE AGREEMENT. This A&R Agreement, including its Recitals, and the Schedules attached hereto represent and constitute the entire agreement among RCT, Licensee and MKDG as to the subject matter hereof. All prior and contemporaneous oral and written negotiations, representations, warranties, agreements, statements, promises, and understandings with respect to that subject matter are merged into this A&R Agreement, and extinguished and superseded completely as expressed thereby. No party is bound by or charged with any prior or contemporaneous written or oral agreements, representations, warranties, statements, promises, or understandings not specifically set forth herein. No supplement, modification or amendment of any provision of this A&R Agreement will be binding unless executed in writing by the parties agreeing to be bound by those provisions

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
hereunder. This A&R Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A facsimile or a portable document format (PDF) copy of this A&R Agreement, including the signature pages with signatures (in form of handwritten, non-certified electronic or certified electronic signatures), will be deemed an original.

12. WAIVERS AND MODIFICATIONS. A party's express or implied waiver of or consent to any provision of this A&R Agreement or the other party's breach of its obligations hereunder may not be deemed to be, or construed as, a consent to, or waiver of, any other provisions or other breach of the same or any other obligations of the other party. A party's failure, no matter how long, to: (a) complain of any act, or failure to act, by the other party; (b) declare the other party in default, irrespective of how long the default continues; (c) insist upon the strict performance of any obligation or condition of this A&R Agreement; or (d) exercise any right or remedy consequent upon a breach thereof; does not constitute a waiver by that party of its rights, the breach, or any other obligation or condition. A party's consent in any one instance does not limit or waive the necessity to obtain that party's consent in any future instance. No single or partial exercise of any right, power or privilege by a party hereunder precludes any other or further exercise thereof or the exercise of any other right, power or privilege by such party. In any event, no consent, waiver or amendment is effective for any purpose hereunder unless that consent, waiver or amendment is in a writing allowed for the purposes of giving notice under this A&R Agreement, and that writing is signed by, or is otherwise confirmed as coming from, the party granting that consent or waiver, or entering into the amendment.

13. ASSIGNMENT. This A&R Agreement and any amendments and modifications thereto will be binding upon and inure to the benefit of, and be enforceable by, a party, and its successors and permitted assigns. Licensee may not assign this A&R Agreement, the Sublicense, nor any of its licenses, rights, obligations or duties granted under either this A&R Agreement or the Sublicense, without RCT’s prior written consent, except to: (a) an AFFILIATE of Licensee; or (b) a successor to substantially all of the business of Licensee to which this A&R Agreement relates pursuant to any merger, sale of stock, sale of assets or other similar transaction, or (c) MKDG in the event that the license agreement between Licensee and MKGD dated April 29, 2021 terminates. Licensee must require any permitted assignee or successor business entity to sign and deliver a written agreement, in form and substance satisfactory to RCT, expressly assuming and agreeing to perform this A&R Agreement, to abide by its terms, and assume the obligations of Licensee in the same manner and to the same extent that Licensee would be required to perform if no assignment had taken place.

14. LAW. This A&R Agreement is governed by and construed according to the laws of the state of Delaware, United States of America, without regard to the laws of the state of Delaware concerning the conflict of laws.

15. VALIDITY; SEVERABILITY. Nothing in this A&R Agreement is intended, or may be construed, to require the commission of any act contrary to any applicable law. If any provision of this A&R Agreement (which is to be applied in the narrowest sense as meaning the particular provision within a single Article, Paragraph, subparagraph, sentence or clause) conflicts with any statute, law, ordinance, policy or treaty such that it is held or adjudged to be invalid, illegal, void or otherwise unenforceable under the law governing this A&R Agreement, then the affected provision must be curtailed and limited only to the extent necessary to bring it within the applicable legal requirements and the validity, legality, and enforceability of the remaining provisions of this A&R Agreement will not in any way be affected or impaired thereby and will remain enforceable to the fullest extent permitted by law. In that event, to the fullest extent possible, the remaining provisions of this A&R Agreement will be modified and construed to the extent necessary to resolve the conflict and to give effect to the intent manifested by the provision held invalid, illegal, void or unenforceable.

16. NOTICE ADDRESSES; COMPUTATION OF TIME. All notices, requests, reports and other communications provided in this A&R Agreement must be in writing and will be deemed to have been made or given: (a) when delivered, if delivered by hand or sent by confirmed electronic email or the like; (b) on the date two days following deposit with a recognized international overnight courier; or (c) on the date 10 days following deposit with the postal service of the country of the party providing notice, certified or registered:

If to RCT: If to Licensee:
President                            Chief Financial Officer and Chief
                                Technology Officer
Research Corporation Technologies, Inc.                MoonLake Immunotherapeutics AG
6440 N. Swan Road, Suite 200                    Dorfstrasse 29

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
Tucson, Arizona, 85718 USA                    6300 Zug, Switzerland
Email: [***]
Fax: [***]                            Email: [***]

with a copy to :
Kellerhals Carrard Basel KlG
Nicolas Mosimann
Henric Petri-Strasse 35
P.O. Box 257
4010 Basel
[***]

The foregoing addresses may be altered by notice so given. In computing any period of time under this A&R Agreement, the day or date of the act, notice, event or default from which the designated period of time begins to run will not be included. The last day of the period so computed will be included, unless it is a Saturday, Sunday or a federal holiday in the United States, in which event the period runs until the end of the next day which is not a Saturday, Sunday or a federal holiday in the United States. All references to “days,” “months,” “quarters” or “years” are references to calendar days, calendar months, calendar quarters or calendar years, unless otherwise indicated. All references to “business days” or “working days” are references to days that are not a Saturday, Sunday or federal holiday in the United States.

17. INDEPENDENT CONTRACTORS. In its performance hereunder, each party is an independent contractor and neither party (nor its employees or agents) is an agent, partner or employee of the other party. Nothing in this A&R Agreement may be construed as authorization for any party to act as agent for the other party. This A&R Agreement does not constitute or create, nor may it be interpreted as, a joint venture, partnership, or formal business organization of any kind. Unless expressly provided otherwise herein, each party must bear its own expenses incurred in performing its obligations under this A&R Agreement.

18. USE OF NAME. Except as expressly provided otherwise herein, no party may use the name of the other party in any manner without the prior written consent of the other party. However, Licensee may, at its sole discretion, mention and disclose RCT as its licensor for the RCT EXPRESSION TECHNOLOGY.

19. NO FURTHER LICENSE. Other than expressly provided for in this A&R Agreement, nothing in this A&R Agreement grants or may be construed to grant to any party any right or license to any of the other party’s intellectual property rights, application therefor, property, or proprietary materials, nor to any confidential or proprietary information that a party hereto may receive from the other party hereto. Also, nothing in this A&R Agreement grants or may be construed to grant any claim or option to any right or license referred to in this Paragraph.

20. DISPUTE RESOLUTION. The parties must make all reasonable efforts to resolve any dispute concerning this A&R Agreement, its construction, or its actual or alleged breach, by face-to-face negotiations between senior executives. If that negotiation fails to resolve the matter, either party may bring judicial proceedings to resolve the matter in any state or federal court of competent jurisdiction sitting in the State of Delaware. By executing and delivering this A&R Agreement, each party, for itself and in respect of its property, irrevocably consents and submits to the exclusive jurisdiction and venue of those courts in any proceeding and otherwise waives any objection or defense, including any objection or defense based on forum non conveniens or improper venue, which it may now or hereafter have to the bringing of any proceedings in those courts. Service of process of notice in any such proceeding will be effective if in writing and sent in the manner provided in Paragraph 16 of this A&R Agreement, or in any other manner permitted by Delaware law.

21. RULES OF INTERPRETATION. The term “include” (and its conjugated verb or cognate noun forms) means “to include without limitation” and “to include but not limit to,” regardless of whether the words “without limitation” or “but not limited to” or their equivalent actually follow it. If a word or phrase is defined, its other grammatical forms, such as any conjugated verb form or cognate noun form, have a corresponding meaning. If a word or phrase is not capitalized, then the word or phrase must be interpreted in accordance with its commonly used meaning, although any words or phrases that have well-known technical or trade meanings must be interpreted in accordance with that meaning. Whenever used in this A&R Agreement, the singular includes the plural, and the

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
plural include the singular. Each party has reviewed this A&R Agreement and had the benefit of representation by counsel. Accordingly, any rule of construction to the effect that ambiguities are to be resolved against the drafting party does not apply to the interpretation of this A&R Agreement. The headings of the various Articles and Paragraphs of this A&R Agreement are solely for the convenience of the parties, do not form a part of this A&R Agreement, and are not intended to affect its interpretation or meaning or to define, limit, extend or describe its scope or intent.

22. COUNTERPARTS. This A&R Agreement may be executed in 2 or more identical counterparts, by manual or electronic signature, each of which will be deemed to be an original, and all of which, taken together, will constitute one and the same instrument. Delivery of this A&R Agreement by electronic transmission will have the same force and effect as delivery of signatures on the original Agreement, and each party may use an electronic signature as evidence of the execution and delivery of the Agreement by all parties to the same extent that an original hardcopy signature could be used.

23. NO THIRD-PARTY BENEFICIARIES. None of the provisions of this A&R Agreement are for the benefit of, or enforceable by, any third‑party. Except to the extent expressly provided herein with respect to AFFILIATES of a party, the agreements herein contained are made for the sole benefit of the parties hereto and no other person or entity is intended to or will have any rights or benefits hereunder, whether as a third-party beneficiary or otherwise.

24. NOVATION AND SUBSTITUTION. MKDG hereby novates and assigns the Original License Agreement (as amended and restated hereby) to Licensee, and Licensee hereby accepts and assumes the Original License Agreement (as amended and restated hereby), such that Licensee is substituted for MKDG under the Original License Agreement (as amended and restated hereby) for all purposes, and MKDG concurrently relinquishes and disclaims all licenses and rights granted to it under the Original License Agreement; provided that, notwithstanding the foregoing, nothing in this A&R Agreement: (a) requires Licensee to observe, perform or discharge any obligation created by or arising under the Original License Agreement prior to the Effective Date; or (b) makes Licensee liable for any act, neglect, default or omission in respect of the Original License Agreement committed by MKDG or any of its AFFILIATES or otherwise occurring prior to the Effective Date. By signing below, RCT consents to the foregoing assignment, novation, and substitution.

[SIGNATURES APPEAR ON IMMEDIATELY FOLLOWING PAGE.]
[REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY.]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
IN WITNESS WHEREOF, each party to this A&R Agreement has caused a duly authorized officer or representative to sign this A&R Agreement to be effective as of the Effective Date.

Licensee
MoonLake Immunotherapeutics AG

By: /s/ Dr. Jorge Santos da Silva

Name & Title: Dr. Jorge Santos da Silva, CEO
E-mail: [***]

Date: May 12, 2023

By: /s/ Matthias Bodenstedt
Name & Title: Matthias Bodenstedt, CFO
E-mail: [***]

Date: May 12, 202

RCT: Research Corporation Technologies, Inc. By: /s/ Shaun A. Kirkpatrick Shaun A. Kirkpatrick, President E-mail: [***] Date: May 12, 2023
As a party to, and agreeing to be bound by, only Articles 2 and 11 through 24, and Paragraphs 1.1, 1.2, 1.3, 8.3, 8.4, and 10.5

MKDG:
Merck KGaA

By: /s/ Jens Eckhardt

Name & Title: Jens Eckhardt, Head of Legal Business Development
E-mail: [***]

Date: May 11, 2023

By: /s/ Kristin Eibisc

Name & Title: Kristin Eibisch, Alliance Management
E-mail: [***]

Date: May 12, 2023

SIGNATURE PAGE TO
NOVATION, AND AMENDMENT AND RESTATEMENT OF LICENSE AGREEMENT BETWEEN RCT AND MOONLAKE